Related Party Transactions	12 Months Ended
Mar. 31, 2013
Related Party Transactions

20.    Related Party Transactions

During the fiscal year ended March 31, 2011, Konami Real Estate, Inc., a consolidated subsidiary, acquired certain fixed assets from ROKUROKUSOU LLC where Takuya Kozuki, a director of KONAMI CORPORATION, is the representative, for ¥1,336 million. The acquisition price was determined based on the third party appraisal.

During the fiscal year ended March 31, 2011, Konami Real Estate, Inc., a consolidated subsidiary, acquired certain fixed assets from Kozuki Capital Corporation for ¥685 million. Kozuki Capital Corporation is a company owned by a key management personnel of the Company and his immediate family members. The acquisition price was determined based on the third party appraisal.